 Corporate Presentation Dec 2012 NYSE Mkt : PBTH

Safe Harbor Statement  This presentation contains forward - looking statements, including statements regarding the results of current studies and pre - clinical experiments of PROLOR’s long - acting protein programs and are made pursuant to the safe harbour provisions of the Private Securities Litigation Reform Act of 1995 . Investors are cautioned that forward - looking statements involve risks and uncertainties that may affect PROLOR’s business and prospects, including the risks that PROLOR Biotech may not succeed in developing any commercial products, and that ongoing studies may not continue to show substantial or any activity ; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward - looking statements . In addition to the risks described above, investors should consider the economic, competitive, governmental, technological and other factors discussed in PROLOR Biotech’s filings with the Securities and Exchange Commission .

PROLOR's Pipeline of Market Leaders

Indication	Product	Market Size	Preclin.	Ph I	Ph II	Ph III
Growth Hormone Disorders	hGH –CTP (Adults)	$3B	1/week injection			
	hGH –CTP (Children)		1/week injection			
Hemophilia	Factor VIIa- CTP	$1.3B		2/week injection		
	Factor IX - CTP	$0.7B		1/week injection		
Diabetes Type II & Obesity	GLP1/Glucagon dual receptor agonist	$2B		1/week injection		

3

Protein.Longevity.Redefined

CTP: Clinically Validated Technology  Merck ’s long - acting FSH - CTP (Elonva®) received EU marketing authorization in 2010  Single FSH - CTP injection replaces 7 daily FSH injections in fertility treatment  Two licensees of CTP technology: PROLOR & Merck  Merck holds license for 4 fertility - focused proteins  PROLOR holds license for all other human therapeutics of natural or non - natural sequence 4

 hGH - CTP Current Market Size : $ 3 Billion, indicated for children & adults – orphan designation Major Players : Lilly, Roche (Genentech), Pfizer, Novo Nordisk, Merck - Serono Marketed Products : all requiring single daily injections hGH - CTP Value Proposition : Single weekly injection replacing 7 consecutive daily injections, using same pen/needle device ( 31 G needle) Clinical Stage : Successfully completed 4 clinical studies in adults (I, II, IIa , 4 months Phase IIb ), Phase III (adults) expected regulatory clearance Q 1 2013 ; Phase II (pediatrics) initiated 2012 Competitive Positioning : Expected to be first - to - market long - acting hGH; Superb clinical, safety and immunogenicity profile, non - viscous drug product, orphan designation in the U.S. CMC Status – High - yielding, high - quality GMP process and drug product with commercial CMO ( Rentschler , Germany)

 A single weekly injection of hGH - CTP can replace 7 daily injections of commercially available GH  Identified kick - start dosing for Phase III trial  Post - Phase II hGH - CTP Pilot Study Supports two hGH - CTP Injections Per Month  Very Good safety & tolerability profile  Only 50 - 65 % of the cumulative daily GH dosing was required to maintain the majority of the patients within the normal range of IGF - 1 .  Estimated COG 50 - 75 % of commercially available GH hGH - CTP Phase II Positive Data -- Analysis & Conclusions -- 6

hGH - CTP Phase II & III Planning  Pediatric GHD Phase II trial - has initiated and on track  52 - 56 patients,  12 months efficacy & safety  Key outcome: Height velocity  Q 1 2013 filing for adult Phase III trial - program on track  Only 3 months delay compared to original plan  120 - 150 patients  6 months efficacy & 12 months safety  Key outcome: Improvement in truncal fat  Received U.S. orphan drug status for children & adults 7 Expect to be first long - acting GH to market

FVIIa - CTP  Current Market Size : Hemophilia, Factor VIII non - responders, $ 1.4 Billion, indicated for children & adults – orphan designation Major Players : Novo Nordisk, Baxter, Pfizer, Bayer, CLS Behring Marketed Product : Requires infusion upon bleeding event ( 2 , 3 x per week) Factor VIIa - CTP Value Proposition : Single/twice weekly injection allowing prophylactic treatment Preclinical Stage : Successfully completed bleeding & survival efficacy models in Factor VIII depleted mice; Phase II planned for 2013 Competitive Positioning : Expected to be first or second to market long - acting Factor VIIa ; Superb preclinical efficacy profile CMC Status – Small scale manufacturing and purification process developed

9 FVIIa - CTP has a Profound Survival Effect as Compared to NovoSeven Following TVT 9 20 40 60 80 100 15 min 24 hours % Survival 24 h after TVT TVT in hemophilic mice 40% 90%

Reversible - PEGylated MOD - 6030 Long - Acting Oxyntomodulin  Current Market Size : $ 2 Billion diabetes type II market (GLP - 1 ) + unlimited obesity market Major Players : Roche, Merck, Novo Nordisk, Pfizer, Boehringer Ingelheim , Lilly Native Oxyntomodulin : Natural peptide in the human satiety mechanism. In Phase II ( 3 rd party) showed 0.5 kg weight loss per week. But, had to be injected 3 x per day MOD - 6030 Value Proposition : Single weekly injection replacing 3 x per day, glycemic control + strong weight loss effect, all through natural peptide Preclinical Stage : Successfully completed diabetes type II + weight loss models in DIO mice; Phase I planned 2013 Competitive Positioning : Expected to be first or second to market long - acting oxyntomodulin ; Superb preclinical efficacy profile; Once - weekly injection CMC Status – Pilot scale manufacturing and purification process developed; Simple synthetic chemistry process

MOD - 6030 Significant Preclinical Advantages in Weight Reduction 11 Treatment Injection Frequency Dose per Injection Cumulative Dose in 30 Days Cumulative Weight Loss Day 30 (%) Cumulative Food Intake Reduction (%) Formulation Buffer 2x per Day -- -- 0.3% Gain -- OXM 2x per Day 6,000 nm 348,000 nm 16.6% Loss 12% Less OXM - PEG30 1X per Week 6000nm 30,000nm 1.6% Loss - 1% Less MOD - 6030 1x per Week 6,000 nm 30,000 nm 27.6% Loss 30% Less • MOD - 6030 provides improved weight loss in DIO mice compared to native OXM • MOD - 6030 enables significant dose reduction ( 12 x lower) • Substantial benefit penetrating into the brain

Once Weekly Administration of MOD - 6030 Improves Glycemic and Lipidic Profiles in DIO Mice 12 Terminal Glucose Terminal Cholesterol Terminal Insulin Terminal cholesterol A C E F G 0 50 100 150 200 250 PEG-SH (662 mg/kg) PEG30-EMCS-OXM (6000 nmol/kg) MOD-6030 (6000 nmol/kg) Vehicle (PBS bid) OXM (6000 nmol/kg bid) Cholesterol (mg/dl) Male C57BL/6J mice were from Charles River and were maintained on a high fat diet (Research Diets D12451). Groups A to E were dosed once during baseline on Day -6 with PEG30-SH (662 mg/kg sc) and on Days 1, 8, 15 and 22 and 29 as indicated above. Groups F to I were dosed bid from Day 1 as indicated above. On Day 30, 24 hours after the final dose on Day 29, freely feeding terminal blood samples were taken by cardiac puncture. Plasma samples were analysed for glucose, insulin, cholesterol, glycerol and true TAG. A log transformation was used except for glucose. Analysis was by General Linear model and included treatment as a factor and bleeding order and Day 1 body weight as covariates. Data are shown as adjusted means (n=7-8) and standard errors of the mean (SEM) are calculated from the residuals of the statistical models. Comparisons against the appropriate vehicle were by the multiple t-test and significances are denoted by *p<0.05 and ***p<0.001. RS712 Part 4: Effect of PEG40-EMCS-OXM, PEG30-EMCS-OXM, PEG40-FMS-OXM, PEG30-FMS-OXM, OXM, liraglutide and sibutramine on terminal (freely feeding) plasma parameters in male C57BL/6J mice which exhibit diet-induced obesity Day 30 freely feeding 37 % reduction in terminal Insulin level 57 % reduction in terminal Cholesterol level 19 % reduction in terminal Glucose level

Anticipated Milestones 13 Event Timing hGH - CTP: Phase II pediatric study Ongoing hGH - CTP: Phase III adult study regulatory submission (FDA+EMA) Initiate study thereafter in EU, USA Q1 2013 Event Timing MOD - 6030: Further diabetes studies & process, analytical & pharmaceutical development to pre - IND submission level 2013 Factor - VIIa - CTP: process, analytical, and pharmaceutical development to pre - IND submission level 2013 Clinical Priorities Preclinical Priorities

Intellectual Property  hGH - CTP: 3 patents granted (US, 2009 & 2012 )  CTP Platform patent granted (US, 2011 ) covering hormones, high affinity protein ligands, proteins that induce or regulate an immune response, proteins that are involved with autocrine and paracrine activities, mimetics of these therapeutic proteins, others  CTP Interferons patent granted (US, 2011 )  Several other patent applications filed (Coagulation factors, GLP - 1 /Glucagon dual receptor agonist, others) 14

Leadership OPKO Corporation Shai Novik , MBA President Marian Gorecki , Ph.D. Director Jane Hsiao, Ph.D. , MBA Director Abraham Havron , Ph.D. CEO Phillip Frost, MD. Chairman Steve Rubin, J.D. Director OPKO Corporation 15

Financial Profile  NYSE - MKT and TASE listed (PBTH)  $ 40 million cash balance reported September 30 , 2012  63.5 million common shares outstanding, 5.5 million options & 0.3 million warrants  Cash expected to last through 2014 16

17 Thank You